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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our dual-dated report dated March 4, 2019 and April 9, 2019 in the Registration Statement (Form S-1) and related Prospectus of Cyclerion Therapeutics, Inc. dated April 18, 2019.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 18, 2019

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm